Filed pursuant to Rule 497(e)
                                                   1933 Act File No. 033-84762

                       WILMINGTON LARGE-CAP STRATEGY FUND


                   Institutional Shares           A Shares
                           WMLIX                    WMMLX


                       WILMINGTON SMALL-CAP STRATEGY FUND


                   Institutional Shares           A Shares
                           WMSIX                    WMMSX


                               of WT Mutual Fund

                       PROSPECTUS DATED NOVEMBER 1, 2010
                         AS RESTATED FEBRUARY 17, 2011

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY ....................................3
WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY ....................................7
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND
 RISKS .......................................................................11
   INVESTMENT OBJECTIVES .....................................................11
   PRINCIPAL INVESTMENT STRATEGIES ...........................................11
   OTHER INVESTMENT STRATEGIES AND POLICIES ..................................12
   PRINCIPAL RISKS OF THE FUNDS ..............................................13
   DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................14
MANAGEMENT OF THE FUNDS ......................................................15
   INVESTMENT ADVISER ........................................................15
   FUND MANAGEMENT ...........................................................15
   SERVICE PROVIDERS .........................................................17
SHAREHOLDER INFORMATION ......................................................18
   PRICING OF SHARES .........................................................18
   SHARE CLASSES .............................................................19
   PURCHASE OF SHARES ........................................................19
   REDEMPTION OF SHARES ......................................................22
   EXCHANGE OF SHARES ........................................................24
   DISTRIBUTIONS .............................................................25
   TAXES .....................................................................25
   DISTRIBUTION ARRANGEMENTS .................................................26
   ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES .......................26
   FINANCIAL HIGHLIGHTS ......................................................27
FOR MORE INFORMATION .........................................................30

WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 16 of the Fund's Prospectus.




Shareholder Fees
(fees paid directly from your investment):         Institutional Shares A Shares
Maximum Sales Charge (Load) Imposed on Purchases   None                 3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed 1.00%                1.00%
within 60 days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the
value of your investment):                         Institutional Shares A Shares
Management Fees                                    0.50%                0.50%
Distribution (12b-1) and/or Service Fees           None                 0.25%
Other Expenses                                     0.30%                0.30%
Total Annual Fund Operating Expenses               0.80%                1.05%
Fee Waiver and/or Expense Reimbursement(1)         (0.55)%              (0.55)%
Total Annual Fund Operating Expenses
(After Fee Waiver and/or Expense Reimbursement)    0.25%                0.50%


(1) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 0.25% through October 31, 2011. This contractual fee waiver arrangement will remain in place through October 31, 2011, unless the Board of Trustees approves its earlier termination.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:







                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $26    $200    $390     $939
-------------------- ------ ------- ------- --------
A Shares              $399   $620    $858    $1,540
-------------------- ------ ------- ------- --------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 160% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies



The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($1.26 billion as of May 31, 2010) or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund's investment adviser determines the tactical allocation of the Fund's assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund's investment adviser currently allocates the Fund's assets between growth and value stocks. Once the investment adviser determines the tactical allocations, the sub-adviser builds a portfolio in accordance with the investment adviser's allocation instructions. The sub-adviser uses quantitative models to construct a portfolio for the Fund.

The sub-adviser invests in a representative sample of securities which are included in the Fund's benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment adviser's growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-adviser will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-adviser's investment performance will equal or approximate that of the benchmark index.



Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

o Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions.



o Growth Investing Risk: The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.




o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.
o Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.
o Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o    changes in the Fund's performance from year-to-year; and



o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.




Annual Total Returns for the Calendar Years Since Inception


[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2004          10.18%
------------- -------
2005          5.48%
------------- -------
2006          13.08%
------------- -------
2007          6.35%
------------- -------
2008          -38.35%
------------- -------
2009          24.40%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 2.12%

During the periods shown in the bar chart, the Fund's best quarter was up 15.31% (quarter ended June 30, 2009) and the Fund's worst quarter was down -23.06% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.


                                                                                 Since
Average Annual Total Returns                                                   Inception
(for the periods ended December 31, 2009)                       1 Year 5 Years  (7/1/03)
--------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                        24.40% -0.55%    2.50%
--------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)     24.18% -0.92%    2.17%
--------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and    16.10% -0.44%    2.15%
Sale of Fund Shares(1)
--------------------------------------------------------------- ------ ------- ---------
A Shares Return Before Taxes(2)                                 20.15%   N/A      N/A
--------------------------------------------------------------- ------ ------- ---------
Russell 1000 Index (reflects no deduction for fees, expenses or 28.43% 0.79%     4.60%
taxes)
--------------------------------------------------------------- ------ ------- ---------
S&P 500 Index (reflects no deduction for fees, expenses or      26.46% 0.42%     4.16%
taxes)
--------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was -3.18% for the A Shares, -0.70% for the Russell 1000 Index, and -0.88% for the S&P 500 Index.



MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.
Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:




Name                      Length of Service      Title
--------------------      -----------------      -------------------------------
Rex Macey                 Portfolio Manager      Senior Vice President, Chief
                          of the Fund since      Investment Officer and Director
                          2006.                  of Investment Research of WTIM
--------------------      -----------------      -------------------------------
Andrew H. Hopkins         Portfolio Manager      Vice President and Director of
                          of the Fund since      Equity Management at RSMC
                           2006.
--------------------      -----------------      -------------------------------
Edward Forrester          Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2006.                  Analyst of WTIM
--------------------      -----------------      -------------------------------
Rafael Tamargo            Portfolio Manager      Vice President and Portfolio
                          of the Fund since      Manager/Research Analyst at
                          2006.                  RSMC
--------------------      -----------------      -------------------------------
Allen E. Choinski         Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2007.                  Analyst of WTIM
--------------------      -----------------      -------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial           Subsequent
-------------------- ----------------- -------------------------------
Institutional Shares $500,000          None
-------------------- ----------------- -------------------------------
A Shares             $  1,000          None
-------------------- ----------------- -------------------------------


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970).

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.




PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 16 of the Fund's Prospectus.




Shareholder Fees                                   Institutional
(fees paid directly from your investment):            Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases       None       3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed    1.00%       1.00%
within 60 days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the     Institutional
value of your investment):                            Shares     A Shares
Management Fees                                       0.55%       0.55%
Distribution (12b-1) and/or Service Fees               None       0.25%
Other Expenses                                        0.52%       0.52%
Total Annual Fund Operating Expenses                  1.07%       1.32%
Fee Waiver and/or Expense Reimbursement(1)           (0.82)%     (0.82)%
Total Annual Fund Operating Expenses
(After Fee Waiver and/or Expense Reimbursement)       0.25%       0.50%


(1) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 0.25% through October 31, 2011. This contractual fee waiver arrangement will remain in place through October 31, 2011, unless the Board of Trustees approves its earlier termination.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $26    $259    $510    $1,232
-------------------- ------ ------- ------- --------
A Shares              $399   $675    $972    $1,815
-------------------- ------ ------- ------- --------



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies



The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($ 2.27 billion as of May 31, 2010) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund's investment adviser determines the tactical allocation of the Fund's assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund's investment adviser currently allocates the Fund's assets between growth and value stocks. Once the investment adviser determines the tactical allocations, the sub-adviser builds a portfolio in accordance with the investment adviser's allocation instructions. The sub-adviser uses quantitative models to construct a portfolio for the Fund.

The sub-adviser invests in a representative sample of securities which are included in the Fund's benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect the investment adviser's growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-adviser will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-adviser's investment performance will equal or approximate that of the benchmark index.



Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

o Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions.
o Growth Investing Risk: The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.



o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.



o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o Small-Cap Risk: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.
o Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.
o Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o changes in the Fund's performance from year-to-year;    and



o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.



The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Calendar Years Since Inception

[BAR CHART OMITTED]





Calendar Year Percent
------------- -------
2004           18.22%
------------- -------
2005            5.42%
------------- -------
2006           12.05%
------------- -------
2007           -1.65%
------------- -------
2008          -36.00%
------------- -------
2009           24.91%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 9.36%

During the periods shown in the bar chart, the Fund's best quarter was up 20.15% (quarter ended June 30, 2009) and the Fund's worst quarter was down -26.19% (quarter ended December 31, 2008).

The A Shares currently do not have any shareholders so no performance information is shown. If active the returns would be less than the Institutional Shares due to applicable fees and sales charges.


                                                                                      Since
Average Annual Total Returns                                                        Inception
(for the periods ended December 31, 2009)                            1 Year 5 Years  (7/1/03)
-------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                             24.91% -1.47%    4.31%
-------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)          24.58% -3.00%    2.95%
-------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and Sale of 16.37% -1.26%    3.66%
Fund Shares(1)
-------------------------------------------------------------------- ------ ------- ---------
Russell 2000 Index (reflects no deduction for fees, expenses or      27.17% 0.51%     6.61%
taxes)
-------------------------------------------------------------------- ------ ------- ---------
S&P Small Cap 600 Index (reflects no deduction for fees, expenses    25.57% 1.36%     7.63%
or taxes)
-------------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.
Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:





Name                      Length of Service      Title
--------------------      -----------------      -------------------------------
Rex Macey                 Portfolio Manager      Senior Vice President, Chief
                          of the Fund since      Investment Officer and Director
                          2006.                  of Investment Research of WTIM
--------------------      -----------------      -------------------------------
Andrew H. Hopkins         Portfolio Manager      Vice President and Director of
                          of the Fund since      Equity Management at RSMC
                           2006.
--------------------      -----------------      -------------------------------
Edward Forrester          Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2006.                  Analyst of WTIM
--------------------      -----------------      -------------------------------
Rafael Tamargo            Portfolio Manager      Vice President and Portfolio
                          of the Fund since      Manager/Research Analyst at
                          2006.                  RSMC
--------------------      -----------------      -------------------------------
Allen E. Choinski         Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2007.                  Analyst of WTIM
--------------------      -----------------      -------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial           Subsequent
-------------------- ----------------- -------------------------------
Institutional Shares $500,000          None
-------------------- ----------------- -------------------------------
A Shares             $  1,000          None
-------------------- ----------------- -------------------------------



You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

                    The investment objective of the Wilmington Large-Cap Strategy Fund ("Large-Cap Fund") and the Wilmington Small-Cap Strategy Fund ("Small-Cap Fund") (collectively, the "Funds") is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES




                    The Large-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. This policy is non-fundamental and may be changed upon 60 days prior written notice to shareholders. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($1.26 billion as of May 31, 2010) or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Large-Cap Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

                    The Small-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. This policy is non-fundamental and may be changed upon 60 days prior written notice to shareholders. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($2.27 billion as of May 31, 2010) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Small-Cap Fund expects to invest substantially all of its assets in common stocks of U.S. companies.




                    The Funds' investment adviser, Rodney Square Management Corporation ("RSMC") determines the tactical allocation of each Fund's assets. RSMC currently allocates each Fund's assets between growth and value stocks. Future allocations could be based upon a variety of other quantitative or qualitative factors including, but not limited to, quality, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure, price-to-book ratio, valuation, liquidity, momentum, and earnings revisions. RSMC uses returns-based and holdings-based style analysis tools to assess the tactical weightings.

                    Once RSMC determines the tactical weightings, WTIM uses its proprietary Quantitative Investment Strategy to build a portfolio in accordance with RSMC's allocation instructions. With respect to the Large-Cap Fund, WTIM invests in a representative sample of securities which are included in the Large-Cap Fund's benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect RSMC's growth and value tactical allocations. With respect to the Small-Cap Fund, WTIM invests in a representative sample of securities which are included in the Small-Cap Fund's benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect RSMC's growth and value tactical allocations.

                    WTIM uses quantitative models to construct a portfolio for each Fund. The return for each of the growth and value portions of each portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark index. WTIM will use these quantitative models to rebalance each portfolio and to make buy and sell decisions on individual securities. Notwithstanding these strategies, there is no assurance that WTIM's investment performance will equal or approximate that of the benchmark index. The performance of WTIM's portfolio and the benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's tactical allocations between growth and value styles or other factors.

OTHER INVESTMENT STRATEGIES AND POLICIES


                    RSMC may allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The Investment Company Act of 1940 limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.



                    The Funds may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

                    The Funds may invest in debt securities. Debt securities are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.


                    The frequency of portfolio transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may result in higher taxes if Fund shares are held in a taxable account. Such factors may have the effect of lowering overall Fund performance.




                    Any percentage limitations with respect to assets of the Fund or the capitalization requirement of companies in which the Funds invest are applied at the time of purchase. Equity (or equity-related securities) include: common stocks of U.S. companies, ETFs which track a securities market index, such as iShares and SPDRs; and options on, or securities convertible (such as convertible preferred stock and convertible bonds) into common stock.




                    As a non-principal investment strategy, the Funds may invest in options, futures and total return swaps as a substitute for investing in common stocks. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds may be subject to the risk that the counterparty to the transaction may not meet its obligations.




                    In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. A Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

                    Although WTIM does not currently manage any assets of either Fund under its Fundamentally Weighted Strategy, it may do so in the future. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

                    WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

                    WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.

                    The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.

PRINCIPAL RISKS OF THE FUNDS




                    The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.




     o Allocation Risk (All Funds): The risk that the investment adviser will make less than optimal or poor asset allocation decisions.

     o Liquidity Risk (All Funds): The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.




     o Market Risk (All Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     o Growth Investing Risk (All Funds): The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

     o Opportunity Risk (All Funds): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Small-Cap Risk (Small-Cap Fund): Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large- cap companies and therefore may involve greater risk.

     o Valuation Risk (All Funds): The risk that a fund has valued certain of its securities at a higher price than it can sell them.

     o Value Investing Risk (All Funds): The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

                    The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

                    Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27(th) Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of WTC and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. On November 1, 2010, WTC announced that it had entered into an agreement with M&T Bank Corporation ("M&T") under which WTC will merge with M&T, subject to regulatory and WTC shareholder approvals. The transaction, once completed, will result in a change of control of RSMC and WTIM. RSMC has overall responsibility for directing each Fund's investments in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management.

                    For the fiscal year ended June 30, 2010, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:




          Large-Cap Fund                0.71%
          Small-Cap Fund                0.55%




                    Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

                    Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

                    A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGEMENT

For Each Fund

Rodney Square Management Corporation, Investment Adviser Wilmington Trust Investment Management, LLC, Sub-Adviser

                    The day-to-day management of each Fund's assets is the responsibility of a team of WTIM investment professionals. The members of the management team and a brief description of each member's relevant professional experience is provided below:

                    Rex Macey, CFA, CFP, CIMA, is Senior Vice President,
Chief Investment Officer and Director of Investment Research of WTIM. Mr. Macey directs the strategic and tactical asset allocation research and chairs the Investment Research Team (IRT) for WTIM. Mr. Macey is a senior member of the firm's Investment Strategy Team. Mr. Macey joined Wilmington Trust in 2004 with considerable tenure in the financial and investment industries. Prior to joining Wilmington Trust, Mr. Macey served as the director of research at KPMG Investment Advisors and was chief investment officer for American Financial Advisors, LLC.

                    Andrew H. Hopkins, CFA, CPA, is a Vice President of RSMC. Mr. Hopkins is the Director of the Equity Management Group and is responsible for Wilmington Trust's equity investment management program, which includes both large-cap and small-cap equity strategies. Mr. Hopkins manages a team of professionals responsible for equity research and portfolio management and quantitatively managed equity strategies, including passive and active strategies which utilize a risk model and optimization process to control risk. He is also a member of the fundamental portfolio management team for the Dividend Growth Strategy and Enhanced Dividend Growth Strategy. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

                    Edward S. Forrester, III, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities from 1999 to 2006.

                    Rafael E. Tamargo, is a Vice President and Portfolio Manager/Research Analyst at RSMC. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Mr. Tamargo spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

                    Allen E. Choinski, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIM and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING's Aeltus Investment Management in fundamental and quantitative research.



                    Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Fund can be found in the Fund's SAI.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
----------------------------------------------- --------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
=============================================== ====================================================================
                                                   WT MUTUAL FUND

                                           Wilmington Large-Cap Strategy Fund
                                           Wilmington Small-Cap Strategy Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
----------------------------------------------- --------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
----------------------------------------------- --------------------------------------------------------------------
                                                   Distribution
----------------------------------------------- --------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

                    The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

                    Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                    BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

                    The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

                    Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

Front-End Sales Charge

                    In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     o Information or records regarding Fund shares held in all your accounts (e.g. , retirement accounts) at your financial intermediary(ies); and

     o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                    The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                    A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.




Your Investment in         As a Percentage of As a Percentage of
Class A Shares of the Fund   Offering Price    Your Investment
-------------------------- ------------------ ------------------
$1,000 up to $100,000             3.50%              3.63%
$100,000 up to $250,000           2.00%              2.04%
$250,000 up to $500,000           1.50%              1.52%
Over $500,000                     None               None


Sales Charge Reductions and Waivers

                    Reducing Sales Charges on Your A Shares. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an

Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

     o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.




     o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.



               Net Asset Value Purchases. A Shares may be purchased at net asset value by:

     o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

                    You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.


                     If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds.com, call
(800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

                    Networking and Sub-Transfer Agency Fees: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                    In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                    By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:




Regular mail:                            Overnight mail:
-------------                            --------------
Wilmington Equity Funds                  Wilmington Equity Funds
c/o BNY Mellon Investment                c/o BNY Mellon Investment
Servicing (US) Inc.                      Servicing (US) Inc.
P.O. Box 9828                            101 Sabin Street
Providence, RI 02940                     Pawtucket, RI 02860-1427


                    By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

                    Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

                    Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

                    It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

                    You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

                    Redemption Fee: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

                    Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

                    Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

                    There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

                    By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

                    Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:




Regular mail:                            Overnight mail:
-------------                            ---------------
Wilmington Equity Funds                  Wilmington Equity Funds
c/o BNY Mellon Investment                c/o BNY Mellon Investment
Servicing (US) Inc.                      Servicing (US) Inc.
P.O. Box 9828                            101 Sabin Street
Providence, RI 02940                     Pawtucket, RI 02860-1427


                    By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

                    Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

                    In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

                    If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

                    Small Accounts: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

                    You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund
          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund




                    Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.




                    Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

                    Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

                    Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

                    Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

                    Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES




                    The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. While a Fund may invest in securities that earn interest exempt from federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income in taxable years beginning before January 1, 2011 such amount will be designated by it and will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.



                    A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. The maximum individual tax rate on long-term capital gains realized before January 1, 2011 is 15%. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

                    It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.




                    Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).




                    Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

                    State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.




                    This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.



DISTRIBUTION ARRANGEMENTS

                    Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

                    The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

                    The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

                    If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

                    Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS

                    The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



Large-Cap Fund -- Institutional Shares
                                                          For the Years Ended June 30,
-------------------------------------------- --------- ------------------------------------------
                                               2010      2009      2008      2007       2006
                                             --------- --------- --------- ----------------------
Net Asset Value -- Beginning
     of Year                                   $ 8.61   $ 12.28   $ 14.40   $ 12.33   $ 12.05
                                             --------- --------- --------- ----------------------
Investment Operations:
     Net investment income(1)                   0.10      0.12      0.09      0.10       0.08
     Net realized and unrealized gain (loss)
          on investments                        0.79     (3.68)    (1.57)     2.16       0.69
                                             --------- --------- --------- ----------------------
          Total from investment operations      0.89     (3.56)    (1.48)     2.26       0.77
                                             --------- --------- --------- ----------------------
Distributions
     From net investment income                (0.11)    (0.11)    (0.09)    (0.09)     (0.08)
     From net realized gains                     --        --      (0.55)    (0.10)     (0.41)
                                             --------- --------- --------- ----------------------
          Total distributions                  (0.11)    (0.11)    (0.64)    (0.19)     (0.49)
                                             --------- --------- --------- ----------------------
Net Asset Value -- End of Year                 $ 9.39    $ 8.61   $ 12.28   $ 14.40   $ 12.33
                                             ========= ========= ========= ======================
Total Return                                  10.28%   (28.94)%  (10.75)%   18.45%       6.47%
Ratios (to Average Net Assets)/
     Supplemental Data:
     Expenses:
          Including expense limitations        0.93%     1.00%     0.93%     0.86%       1.00%
          Excluding expense limitations        1.01%     1.18%     1.00%     0.93%       1.07%
     Net investment income (loss)              0.99%     1.27%     0.67%     0.72%       0.67%
Portfolio turnover rate                        160%      224%      127%       96%          57%
Net assets at the end of year
     (000 omitted)                           $ 118,102 $ 131,692 $ 242,391 $ 252,756  $ 127,610


(1) The net investment income per share was calculated using the average shares outstanding method.

Large-Cap Fund -- A Shares


                                                                                         For the
                                                                                         Period
                                                                                         December
                                                                                         20, 2005(1)
                                              For the Years Ended June 30,               through
                                              ----------------------------------------   June 30,
                                              2010         2009     2008          2007     2006
                                             ------ ------------- -------------- ------- -----------
Net Asset Value -- Beginning
     of Period                               $ 8.61       $ 12.28  $ 14.41       $ 12.33  $ 12.21
                                             ------ ------------- -------------- ------- -----------
Investment Operations:
     Net investment income(2)                 0.07         0.10     0.05          0.06      0.03
     Net realized and unrealized gain (loss)
          on investments                      0.85        (3.68)   (1.56)         2.18      0.10
                                             ------ ------------- -------------- ------- -----------
          Total from investment operations    0.92        (3.58)   (1.51)         2.24      0.13
                                             ------ ------------- -------------- ------- -----------
Distributions
     From net investment income              (0.08)       (0.09)   (0.07)        (0.06)    (0.01)
     From net realized gains                    --           --    (0.55)        (0.10)      --
                                             ------ ------------- -------------- ------- -----------
          Total distributions                (0.08)       (0.09)   (0.62)        (0.16)    (0.01)
                                             ------ ------------- -------------- ------- -----------
Net Asset Value -- End of Period             $ 9.45       $ 8.61   $ 12.28       $ 14.41  $ 12.33
                                             ====== ============= ============== ======= ===========
Total Return(3)                              10.36%      (29.11)% (10.98)%       18.26%      1.07%**
Ratios (to Average Net Assets)/
     Supplemental Data:
     Expenses:
          Including expense limitations      1.18%        1.25%    1.18%         1.11%    1.25%*
          Excluding expense limitations      1.32%        1.43%    1.30%         1.18%    1.28%*
     Net investment income (loss)            0.70%        1.10%    0.39%         0.47%    0.46%*
Portfolio turnover rate                       160%         224%     127%          96%      57%(4)
Net assets at the end of period
     (000 omitted)                             $ 2         $ 30     $ 41          $ 12      $ 10

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.
(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

Small-Cap Fund -- Institutional Shares
                                                         For the Years Ended June 30,
                                           -------- --------------------------------- --------
                                           2010     2009     2008     2007            2006
Net Asset Value -- Beginning
of Year                                    $6.57    $9.16    $14.11   $14.20          $13.92
                                           -------- -------- ------   --------------- --------
Investment Operations:
Net investment income (loss)(1)            0.09     0.05     (0.02)   0.02            (0.04)
Net realized and unrealized gain (loss) on
investments                                1.32     (2.60)   (2.25)   1.89            1.43
                                           -------- -------- ------   --------------- --------
Total from investment operations           1.41     (2.55)   (2.27)   1.91            1.39
                                           -------- -------- ------   --------------- --------
Distributions
From net investment income                 (0.08)   (0.04)     --     (0.01)            --
From net realized gains                      --       --     (2.68)   (1.99)          (1.11)
                                           -------- --------  ------ --------------- --------
Total distributions                        (0.08)   (0.04)   (2.68)   (2.00)          (1.11)
                                           -------- -------- ------   --------------- -------
Net Asset Value -- End of Year             $7.90    $6.57    $9.16    $14.11          $14.20
                                           ======== ======== ======== =============== ========
Total Return                               21.47%   (27.72)% (18.13)% 14.42%          10.42%
Ratios (to Average Net Assets)/
     Supplemental Data:
     Expenses:
          Including expense limitations    0.25%    0.75%    1.25%    1.25%           1.25%
          Excluding expense limitations    1.07%    1.61%    1.92%    1.57%           1.49%
     Net investment income (loss)          1.14%    0.81%    (0.15)%  0.13%           (0.31)%
Portfolio turnover rate                    84%      205%     134%     127%            96%
Net assets at the end of year
     (000 omitted)                         $ 99,057 $62,938  $ 31,834 $ 41,899        $ 55,357

(1) The net investment income (loss) per share was calculated using the average shares outstanding method.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                    Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

                    Statement of Additional Information (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

                    Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

               WT Mutual Fund
               c/o BNY Mellon Investment Servicing (US) Inc.
               101 Sabin Street
               Pawtucket, RI 02860-1427
               (800) 336-9970
               9:00 a.m. to 5:00 p.m. Eastern time

                    The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)
551-8090.

                    FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

The investment company registration number is 811-08648.